EXHIBIT 32.1

Certification of the President and Chief Executive Officer Pursuant to

18 U.S.C. Section 1350, as Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Suburban Propane Partners, L.P. (the “Partnership”) for the period ended December 28, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael A. Stivala, President and Chief Executive Officer of the Partnership, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

By:	/s/ MICHAEL A. STIVALA
Michael A. Stivala
President and Chief Executive Officer
February 6, 2025